Exhibit 10.185

                                                               Execution Version

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

      This Amendment No. 1 to Note Purchase Agreement (this "Amendment") is dated as of and shall be effective as of November 14, 2001 (the "Effective Date"), by and among Kinro, Inc., an Ohio corporation ("Kinro"), Lippert Components, Inc., a Delaware corporation ("Lippert") and Lippert Tire & Axle, Inc., a Delaware corporation formerly known as Shoals Supply, Inc. ("Lippert Tire", and collectively with Kinro and Lippert, each a "Co-Issuer" and, collectively, the "Co-Issuers"), and ING Investment Management LLC, as agent for Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company, and Teachers Insurance and Annuity Association of America (together, the "Noteholders").

PRELIMINARY STATEMENT.

      WHEREAS, the Co-Issuers and the Noteholders entered into a Note Purchase Agreement, dated as of January 28, 1998 (the "Purchase Agreement"), pursuant to which the Noteholders purchased $40,000,000 in aggregate principal amount of the Co-Issuers' 6.95% Senior Notes due January 28, 2005 (the "Notes"). The Noteholders were the sole purchasers and remain the sole record and beneficial owners of the Notes. Capitalized terms used herein and not otherwise defined herein are used with the meanings assigned thereto in the Purchase Agreement.

      WHEREAS, contemporaneously with the execution of the Purchase Agreement, the Co-Issuers, the lenders named therein (the "Lenders"), JP Morgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent and collateral agent (the "Agent"), and Chase Securities, Inc., as arranger entered into the Credit Agreement dated as of January 28, 1998 (the "Original Credit Agreement") pursuant to which the Lenders provided to the Co-Issuers a $25,000,000 revolving credit facility (the "Facility").

      WHEREAS, Section 12.10 of the Purchase Agreement requires the written consent of the holders of at least 66-2/3% in aggregate principal of the Notes outstanding under the Purchase Agreement (the "Required Noteholders") prior to any amendment of the Original Credit Agreement in any material respect (other than with respect to certain increases in the commitment amount of the Facility).

      WHEREAS, the parties to the Original Credit Agreement desired to amend and restate the Original Credit Agreement as set forth in the Amended and Restated Credit Agreement dated as of November 13, 2001 among such parties (the "Amended Credit Agreement").

      WHEREAS, the Required Noteholders consent to the proposed amendments of the Original Credit Agreement, as reflected in the Amended Credit Agreement (the "Proposed Agreements") on the terms and subject to the conditions set forth in this Amendment.

      NOW, THEREFORE, the Co-Issuers and the Noteholders agree as follows:

SECTION 1. GENERAL REPRESENTATIONS AND WARRANTIES OF THE CO-ISSUERS.

      Each of the Co-Issuers hereby represents and warrants to the Noteholders as follows:

            (a) The representations and warranties with respect to the Co-Issuers contained in the Purchase Agreement (as amended hereby) are true and correct in all material respects and the Noteholders shall be entitled to rely on such representations and warranties as if they were made to the Noteholders in this Amendment as of the date hereof.

            (b) Except as described therein, Schedule 1 hereto sets forth a complete and correct list of all outstanding Indebtedness of each Credit Party and its Subsidiaries as of November 14, 2001.

            (c) The representations and warranties with respect to the Co-Issuers contained in the Original Credit Agreement and in any document, certificate or instrument delivered pursuant to the Original Credit Agreement are true and correct in all material respects after giving effect to the Proposed Amendments and the Noteholders shall be entitled to rely on such representations and warranties as if they were made to the Noteholders in this Amendment as of the date hereof.

SECTION 2. AMENDMENTS TO THE PURCHASE AGREEMENT.

      The Purchase Agreement is hereby amended in the following respects:

      ss.2.1 Amendment to Article 1 of the Purchase Agreement. Article 1 of the Purchase Agreement (Authorization of Notes) is hereby amended by deleting in its entirety the text contained therein and substituting the following new text in lieu thereof:

            The Co-Issuers have authorized the issuance and sale of $40,000,000 aggregate principal amount of 6.95% Senior Notes due January 28, 2005 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 15 of this Agreement or the Other Agreements (as hereinafter defined)). Each of the Notes shall bear interest from the date thereof until such Note shall become due and payable in accordance with the terms thereof and hereof (whether at maturity, by acceleration or otherwise) at the rate of 6.95% per annum; provided, however, that, if the Debt Coverage Ratio as of the last day of any fiscal quarter ending after November 14, 2001 shall be equal to or greater than 2.50:1.00 but less than or equal to 3.00:1.00, the applicable rate of interest with respect to each day of the immediately succeeding fiscal quarter shall be 7.15% per annum; and provided further, that, if the Debt Coverage Ratio as of the last day of any fiscal quarter ending after November 14, 2001 shall be greater than 3.00:1.00, the applicable rate of interest with respect to each day of the immediately succeeding fiscal quarter shall be 7.55% per annum, it being agreed and understood that the rate of interest on the Notes shall never be less than 6.95% per annum. Interest on each Note shall be computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months. Notwithstanding the foregoing, the Co-Issuers shall pay interest on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount at the Default

      Rate in accordance with the Notes. The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Co-Issuers. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

      ss.2.2 Amendment toss.10.3 of the Purchase Agreement.ss.10.3 of the Purchase Agreement is hereby amended by deleting it in its entirety and substituting the following newss.10.3 in lieu thereof:

            ss.10.3 Modified Fixed Charge Coverage. The Company and its Subsidiaries, on a consolidated basis, shall have, calculated at the conclusion of each twelve month period ending on the last day of each fiscal quarter, a Modified Fixed Charge Coverage Ratio of not less than
      (i) 1.40:1.00 during the twelve-month period ending September 30, 2001,
      (ii) 1.50:1.00 during the twelve-month period ending on the last day of each fiscal quarter commencing after September 30, 2001 and ending on or before June 30, 2002, and (iii) 1.60:1.00 during the twelve-month period ending on the last day of each fiscal quarter thereafter.

      ss.2.3 Amendment to Article 10 of the Purchase Agreement. A new ss.10.4 shall be added to Article 10 of the Purchase Agreement and such ss.10.4 shall hereby read in its entirety as follows:

            ss.10.4 Capital Expenditures. The Company and its Subsidiaries shall not make or permit to be made Capital Expenditures exceeding, in the aggregate, on a consolidated basis (i) $9,000,000 during the fiscal year ended December 31, 2001 and (ii) with respect to the fiscal year ended December 31, 2002, the sum of (x) $12,000,000 (provided that of such $12,000,000, any Capital Expenditures in excess of $7,000,000 must be funded with the proceeds of new Indebtedness otherwise permitted hereunder) and (y) the excess, if any, of $9,000,000 over the Capital Expenditures for the fiscal year ending December 31, 2001 which were incurred in accordance with this ss.10.4.

      ss.2.4 Amendment toss.11.12 of the Purchase Agreement.ss.11.12 of the Purchase Agreement is hereby amended by inserting the following proviso immediately after the text appearing therein:

      ; provided, further, that the requirement set forth in clause (i) above shall not apply with respect to Lippert Components of Canada, Inc. ("LCC") and, with respect to clause (ii)(x) above, the holders of the Notes shall not require more than sixty (60%) percent of the capital stock of LCC to be pledged to the Trustee as collateral securing repayment of the Notes.

      ss.2.5 Additions to Schedule B to the Purchase Agreement. Schedule B to the Purchase Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

      "Capital Expenditures" means, for any period, the sum of all amounts that would, in accordance with GAAP, be included as capital expenditures on a consolidated statement of cash flows for the Company and its consolidated Subsidiaries during such period (including the amount of assets leased under Capital Lease Obligations), less the net proceeds received by such Persons during such period from sales of fixed tangible assets as reflected on the consolidated statement of cash flows for that period.

      "Debt Coverage Ratio" shall mean on any date the Total Senior Debt as of the last day of the fiscal quarter ending with such date or immediately preceding such date divided by EBITDA for the twelve full calendar months ending on such last day of such fiscal quarter.

      "Total Senior Debt" shall mean on any date the aggregate unpaid principal amount of Indebtedness for borrowed money of the Credit Parties, whether recourse or non-recourse, joint or several, or secured or unsecured, including, without limitation, the Notes, the Revolving Credit Note, the $3,400,000 City of Goshen, Indiana Economic Development Revenue Bonds B Series 1998 (Kinro Manufacturing, Inc. Project), any Indebtedness secured by mortgages given by one or more of the Credit Parties in 2001 to Heller Financial or any other mortgage Indebtedness of one or more of the Credit Parties.

      ss.2.6 Amendments to Schedule B to the Purchase Agreement.

            (a) Schedule B to the Purchase Agreement is hereby further amended by replacing the definition contained therein of Consolidated Fixed Charges, Default Rate, EBITDA and Modified Fixed Charge Coverage Ratio, respectively, with the following new definitions in lieu thereof, respectively:

      "Consolidated Fixed Charges" means, for any period, the Consolidated Interest Expense plus the current portion of the Total Senior Debt.

      "Default Rate" means the Default Rate as such term is defined in the Notes.

      "EBITDA" means, for any period, income before income taxes plus interest expense, depreciation, amortization of tangible assets, plus any other non-cash charges, but excluding extraordinary gains (or losses) and any gains (or losses) from the sale or disposition of assets other than in the ordinary course of business; all on a consolidated basis for the Company and its Subsidiaries and all calculated in accordance with GAAP.

      "Modified Fixed Charge Coverage Ratio" means, for any period, the ratio of: (i) EBITDA for such period to (ii) Consolidated Fixed Charges for such period.

            (b) Schedule B to the Purchase Agreement is hereby further amended by replacing clause (ii) of the definition of Permitted Liens with the following new clause (ii) in lieu thereof:

            (ii) Liens on fixed or capital assets acquired, constructed or improved; provided that (i) such security interests secure Indebtedness permitted hereunder, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days (and in the case of industrial revenue bonds, 360 days) after such acquisition or the completion of such construction or improvement, (iii) the

            Indebtedness secured thereby does not exceed 85% of the cost of acquiring, constructing or improving such fixed or capital assets,
            (iv) such security interest shall not apply to any other property or assets of any Credit Party or any Subsidiary thereof and (v) the aggregate amount of all Indebtedness secured by purchase money liens on a consolidated basis for the Credit Parties and the Subsidiaries thereof shall not at any time exceed $20,000,000; and

            (c) Schedule B to the Purchase Agreement is hereby further amended by inserting the following proviso after clause (ix) of the definition of Permitted Liens:

            ; provided, however, that in no event shall Indebtedness secured by Liens of the type described in clauses (i), (iv) and (viii) above exceed fifty-five percent (55%) of Total Capitalization of the Company and its Subsidiaries.

      ss.2.7 Further Amendment to Schedules to the Purchase Agreement. Schedules 6.4, 6.8 and 12.1 to the Purchase Agreement are each hereby amended and restated as set forth in Exhibit A hereto.

      ss.2.8 Amendment to Exhibit 1 to the Purchase Agreement. Exhibit 1 to the Purchase Agreement (Form of Note) is hereby amended and restated as set forth in Exhibit B hereto.

SECTION 3. CONSENT.

      The Required Noteholders hereby consent to the amendment and restatement of the Original Credit Agreement as set forth in the Amended Credit Agreement.

SECTION 4. EFFECTIVENESS OF THIS AMENDMENT.

      The amendments and consent contained in Sections 2 and 3 shall become effective only upon the date on which each of the following conditions shall have been satisfied or waived on or prior to February 15, 2002 (the "Closing Date"):

                  (a) Each party hereto shall have executed and delivered a
            counterpart of this Amendment.

                  (b) In replacement of and in substitution for each Note dated
            January 28, 1998 issued to a Noteholder and delivered by such Noteholder to special counsel for the Co-Issuers, each Noteholder shall have received a duly executed Note dated as of July 28, 2001 (each, a "New Note, which New Note shall also include all amendments and replacements thereof or substitutions therefor), in the form attached as Exhibit B hereto.

                  (c) Each Noteholder shall have received (i) from Coil Clip,
            Inc., an Alabama corporation ("CCI"), and LD Realty, Inc., a Kentucky corporation ("LDR"), each a wholly-owned direct Subsidiary of Lippert, a duly executed Subsidiary Joinder, substantially in the form of Attachment I to the Subsidiary Guaranty and a duly executed Supplement to Subordination Agreement substantially in the form of Exhibit C attached hereto (a "Subordination

            Supplement"), (ii) from Lippert Components of Canada, Inc., an Ontario, Canada corporation ("LCI") and a wholly-owned subsidiary of Lippert, a duly executed Subordination Supplement (iii) from Lippert
            (x) a duly executed Pledge Agreement, pursuant to which Lippert shall pledge all of the shares of CCI and LDR and shares representing sixty percent (60%) of the capital stock of LCI, and
            (y) the share certificates therefor evidencing Lippert's ownership of all of the capital stock of CCI and LDR and sixty percent (60%) of the capital stock of LCI, in each case with stock powers executed in blank and (iv) the Second Amendment to Intercreditor Agreement, among the Noteholders, the lenders named therein and the Agent, substantially in the form of Exhibit D hereto.

                  (d) On the Closing Date there shall be no Default or Event of
            Default under the Purchase Agreement as amended hereby.

                  (e) The Noteholders and their special counsel shall have
            received a certificate of resolutions of each of the Boards of Directors or the general partner of each of the Credit Parties approving as of the Effective Date (i) this Amendment and the Purchase Agreement as amended hereby, and the agreements set forth in Section 4(c) hereof (the "Security Documents" and, collectively with this Amendment and the New Notes, the "Transaction Documents"),
            (ii) the transactions contemplated herein (including, without limitation, the transactions set forth in paragraph (c) above) and
            (iii) the Co-Issuers' approval of the execution and delivery of the New Notes under the Purchase Agreement as amended hereby.

                  (f) The Noteholders and their special counsel shall have
            received from Phillips Nizer Benjamin Krim & Ballon LLP, special counsel for the Co-Issuers and their Subsidiaries, an opinion, dated the Closing Date, in form and substance satisfactory to the Noteholders and its special counsel, relating to the due authorization, execution and delivery by the Co-Issuers and their Subsidiaries of the Transaction Documents and the enforceability against the Co-Issuers and their Subsidiaries, as applicable, of the Transaction Documents, in accordance with the terms of each such agreement.

                  (g) The Amended Credit Agreement and all other documents,
            certificates or instruments delivered pursuant thereto shall have been reduced to writing and furnished to the Noteholders and their special counsel, and the Amended Credit Agreement and such other documents, certificates and instruments shall be in form and substance satisfactory to the Noteholders and their special counsel. The Noteholders shall have received an Officer's Certificate of the Co-Issuers certifying that attached thereto are true, correct and complete copies of a fully executed Amended Credit Agreement and such other documents, certificates and instruments, that such documents are the only agreements between such parties relating to the transactions contemplated by the Amended Credit Agreement, that each such document is in full force and effect without any term or condition thereof having been amended, modified or waived, that there is no default thereunder and that each of the conditions set forth in Section 4.01(A) of the

            Amended Credit Agreement shall have been satisfied (without any thereof having been waived).

                  (h) The Co-Issuers shall have paid on or before the Closing
            Date the reasonable fees, charges and disbursements of special counsel to the Noteholders, to the extent such charges are reflected in an invoice of such counsel rendered to any Co-Issuer at least one
            (1) Business Day prior to the Closing Date.

SECTION 5. MISCELLANEOUS.

      ss.5.1 Cross-References. References in this Amendment to any Section (or "ss.") are, unless otherwise specified, to such Section (or "ss.") of this Amendment.

      ss.5.2 Instrument Pursuant to Purchase Agreement. This Amendment is executed pursuant to ss.19.1 of the Purchase Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with all of the terms and provisions of the Purchase Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Purchase Agreement and the Notes shall remain unamended and unwaived. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Purchase Agreement or the Notes or of any term or provision of any other document or of any transaction or further action on the part of the Co-Issuers which would require the consent of any Noteholder under the Purchase Agreement.

      ss.5.3 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      ss.5.4 Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

      ss.5.5 Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized thereunto as of the date and year first above written.


                                            KINRO, INC.

                                            By: _______________________________
                                                  Name:
                                                  Title:


                                            LIPPERT COMPONENTS, INC.

                                            By: _______________________________
                                                  Name:
                                                  Title:


                                            LIPPERT TIRE & AXLE, INC.

                                            By: _______________________________
                                                  Name:
                                                  Title:


                                            TEACHERS INSURANCE AND ANNUITY
                                                  ASSOCIATION OF AMERICA

                                            By: _______________________________
                                                  Name:
                                                  Title:


                                            ING INVESTMENT MANAGEMENT LLC, as
                                                agent for each of Midwestern
                                                United Life Insurance Company,
                                                Security Life of Denver
                                                Insurance Company, Equitable
                                                Life Insurance Company of Iowa
                                                and USG Annuity & Life Company

                                            By: _______________________________
                                                  Name:
                                                  Title:

                                                                      SCHEDULE 1
                                                                 to Amendment to
                                                         Note Purchase Agreement

                                  Indebtedness

Excludes indebtedness pursuant to the Revolving
     Credit Agreement and the Notes

                                                                                                                     Amount
                                                             Guarantors                                           Outstanding
                                             Borrower (1)       (1)                 Liens                         at 10/31/01
                                             ------------   -----------             -----                         -----------
Loan pursuant to Loan Agreement with              KI             DII     Facility and certain equipment        $1,654,956 Tax exempt
     GE Capital Public Finance, Inc., and                                located at:                                       financing
     related documents, dated March 1, 1998                              11700 Industry Ave
                                                                         Fontana, CA 92337

Loan pursuant to Loan Agreement with              KMI          DII, KI   Facility and certain equipment         2,401,955 Tax exempt
     GE Capital Public Finance, Inc., and                                located at:                                       financing
     related documents, dated May 1, 1998                                2423 Messick Road
                                                                         Goshen, IN 46526

Loan pursuant to Loan Agreement with             LCMI         DII, LCI   Facility located at:
     GE Capital Public Finance, Inc., and                                1658 Dry Tavern Road                   1,887,089 Tax exempt
     related documents, dated June 1, 2000                               Denver, PA 17517                                  financing

Loan pursuant to Loan Agreements with            LCMI         DII, LCI   Facility located at:                   1,000,000 Tax exempt
     GE Capital Public Finance, Inc., and                                51040 Greenfield Parkway                          financing
     related documents, dated June 1, 2000                               Middlebury, IN 46540                      1,444,892 Taxable
                                                                                                                           financing

Loan pursuant to Loan Agreements with             BBD            DII     Facility located at:                   2,305,620
     Citizens National Bank (Waxahachie TX)                              101 Mushroom Road
     dated August 23, 2001                                               Waxahachie, TX

                                                                         Facility and equipment located
Loan pursuant to Loan Agreements with             LDR         DII, LCI   at:                                    1,350,000
     Community Trust Bank (Campbellsville KY)                            685 Water Tower Bypass
     dated July 26, 2001                                                 Campbellsville, KY
                                                                           and assignment of leases

Loan pursuant to Loan Agreements with             LCI            DII     Facility located at:                   2,189,614
     Citizens Business Bank (Colton CA)                                  168 S. Spruce Ave.
     dated August 28, 2001                                               Rialto, CA

Loan pursuant to Loan Agreements with                                    Specific equipment located at:
     Citizens Bank (Saginaw MI)
     dated August 29, 2001                       LCMI         DII, LCI   16849 County Rd 38, Goshen IN          1,816,498
     dated May 18, 2001                           LCI            DII     168 S. Spruce Ave, Rialto, CA
     dated May 18, 2001                          LCMI         DII, LCI   1658 Dry Tavern Rd, Denver, PA
                                                                           7315, Millbrook Rd, Harrisburg, NC
                                                                           160 Oriole Rd, Fitzgerald, GA
                                                                           1400 E Highway 67, Alverado, TX


Loan pursuant to Promissory Note with         LCMI, LCI,         DII     Facilities located in Goshen IN, at:   5,327,555
     Heller Financial Leasing, Inc.              & KI                    16849 County Rd 38; 16700 Skyview Dr.;
     dated April 30, 2001                                                16840 Skyview Dr.; 65781 Sourwood Dr.;
                                                                         16658 Skyview Dr.


                                   Sched. 1-1

Other: See attached for liabilities not disclosed in financial statements.

----------
(1)   DII is Drew Industries Incorporated
      LCI is Lippert Components, Inc.
      KI is Kinro, Inc.
      KMI is Kinro Manufacturing, Inc.
      LCMI is Lippert Components Manufacturing, Inc.
      BBD is BBD Realty Texas Limited Partnership
      LDR is LD Realty, Inc.


                                   Sched. 1-2

                                                           SCHEDULE 1 SUPPLEMENT

                            LIABILITIES NOT DISCLOSED
                             IN FINANCIAL STATEMENTS

1)    Litigation and other items described on Schedule 6.8

2) Contingent liabilities of Kinro, Inc. ("Kinro") in connection with employment letter with David L. Webster.

3) Contingent liabilities of the Company in connection with employment letter with Leigh J. Abrams.

4) Contingent liabilities of Lippert Components, Inc. ("LCI") in connection with the employment contract of L. Douglas Lippert and the employment contract of Stephen Whitley.

5) Guaranty by Kinro of the obligations of Kinro Manufacturing, Inc., Kinro Texas Limited Partnership and Kinro Tennessee Limited Partnership, pursuant to leases for trucks, equipment and real property.

6) Guaranty by Lippert Tire & Axle, Inc. of the obligation of Lippert Tire & Axle Texas Limited Partnership, pursuant to leases for trucks, equipment, and real property.

7) Guaranty by LCI of the obligations of Lippert Components Manufacturing Inc., and Lippert Components Texas Limited Partnership pursuant to leases for trucks, equipment, and real property.

8) Guaranties of Drew Industries and certain subsidiaries pursuant to certain loan agreements, as disclosed on Schedule 6.04.

9) Guaranties of Drew Industries, LCI and Kinro, Inc. of the obligations of Lippert Components Manufacturing, Inc. pursuant to a master lease agreement with Heller Financial Leasing, Inc., dated April 2001.

10) See also general disclosures in the Company"s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and Proxy Statement dated April 10, 2001.


                                Sched. 1 Supp.-1

                                                                       EXHIBIT A
                                                                 to Amendment to
                                                         Note Purchase Agreement

                         Amended and Restated Schedules

                                  See attached.


                                Sched. 1 Supp.-2

                                                                    SCHEDULE 6.4

                  SUBSIDIARIES, PARTNERSHIPS AND JOINT VENTURES

                                    Business                    Jurisdiction of                  Percent of
Parent Company                        Form                      Organization                     Ownership
--------------                      --------                    ---------------                  ----------
Drew Industries Incorporated

Kinro, Inc.                          Corp                       Ohio                               100%
4381 Green Oaks Blvd West
Suite 200
Arlington, TX 76016

Lippert Tire & Axle, Inc.            Corp                       Delaware                           100%
2375 Tamiami Trail North
Suite 110
Naples, FL 34103

Lippert Components, Inc.             Corp                       Delaware                           100%
2375 Tamiami Trail North
Suite 110
Naples, FL 34103

Lippert Components, Inc.

Lippert Components Mfg., Inc.        Corp                       Delaware                           100%
2375 Tamiami Trail North
Suite 110
Naples, FL 34103

Lippert Holding, Inc.                Corp                       New York                           100%
200 Mamaroneck Avenue
Suite 301
White Plains, NY 10601

Coil Clip, Inc.                      Corp                       Delaware                           100%
90 Gilliland Circle
Boaz, AL 35956

LD Realty, Inc.                      Corp                       Delaware                           100%
2375 Tamiami Trail North
Suite 110
Naples, FL 34103

Lippert Components                   Corp                       Lindsey, Ontario, Canada           100%
of Canada, Inc.
201 St. George Street N.
Lindsey, Ontario, Canada K9V 5Z9

Kinro, Inc.


                                  Sched.6.4-1

Kinro Holding Inc.                   Corp                       New York                           100%
200 Mamaroneck Avenue
Suite 301
White Plains, NY 10601

Kinro Manufacturing Inc.             Corp                       Delaware                           100%
4381 Green Oaks Blvd West
Suite 200
Arlington, TX 76016

Lippert Tire & Axle, Inc.

Shoals Holding Inc.                  Corp                       New York                           100%
200 Mamaroneck Avenue
White Plains, NY 10601

Lippert Tire & Axle                  Partnership                Texas                              1%
Texas Ltd Partnership                                                                      (General Partner)
2375 Tamiami Trail North
Suite 110
Naples, FL 34103

Kinro Holding, Inc.

Kinro Texas Limited Partnership      Partnership                Texas                              99%
4381 Green Oaks Blvd West                                                                  (Limited Partner)
Suite 200
Arlington, TX 76016

Kinro Tennessee Limited              Partnership                Tennessee                          99%
Partnership                                                                                (Limited Partner)
311 Greenway Blvd
Dayton, TN 37321

BBD Realty Texas Ltd Partnership     Partnership                Texas                              99%
4381 Green Oaks Blvd West                                                                  (Limited Partner)
Suite 200
Arlington, TX 76016

Kinro Manufacturing Inc.

Kinro Texas Limited Partnership      Partnership                Texas                              1%
4381 Green Oaks Blvd West                                                                  (General Partner)
Suite 200
Arlington, TX 76016

Kinro Tennessee Limited              Partnership                Tennessee                          1%
Partnership                                                                                (General Partner)
311 Greenway Blvd
Dayton, TN 37321

BBD Realty Texas                     Partnership                Texas                              1%
Limited Partnership                                                                        (General Partner)
4381 Green Oaks Blvd West
Suite 200
Arlington TX 76016


                                  Sched.6.4-2

Shoals Holding, Inc.

Lippert Tire & Axle                  Partnership                Texas                              99%
Texas Limited Partnership, Inc.                                                            (Limited Partner)
2375 Tamiami Trail North
Suite 110
Naples, FL 34103

Lippert Components Manufacturing, Inc.

Lippert Components                   Partnership                Texas                              1%
Texas Ltd Partnership                                                                     (General Partner)
4381 Green Oaks Blvd West
Arlington, TX 76016

Lippert Holding, Inc.

Lippert Components                    Partnership               Texas                              99%
Texas Ltd Partnership                                                                     (Limited Partner)
200 Mamaroneck Avenue
Suite 301
White Plains, NY 10601

INACTIVE SUBSIDIARIES:

Kupanoff Imports, Inc.                Corp                      Ohio                               100%
200 Mamaroneck Avenue
White Plains, NY 10601

American Furniture Jewelry            Corp                      New York                           100%
Binghamton Store, Inc.
200 Mamaroneck Avenue
White Plains, NY 10601


                                  Sched.6.4-3

                                                                    SCHEDULE 6.8

                               PENDING LITIGATION

                                      None.


                                  Sched. 6.8-1

                                                       SCHEDULE 12.1, as amended

                          TRANSACTIONS WITH AFFILIATES

In connection with the July 29, 1994 spin-off of LBP, Inc. (formerly Leslie Building Products, Inc.) by the Company (the "Spin-off"), the Company and LBP, Inc. entered into a Shared Services Agreement. Pursuant to the Shared Services Agreement, following the Spin-off, the Company provides to LBP, Inc. certain administrative functions and employee services, such as management overview and planning, tax preparation, financial reporting, coordination of independent audit, stockholder relations, and regulatory matters. The Company is reimbursed by LBP for the fair market value of such services. For the year ended December 31, 2001, the Company was reimbursed $93,200 by LBP, Inc. for such services. LBP, Inc. is in the process of liquidating, and fees for Shared Services are expected to decline.


                                  Sched. 12.1-1

                                                                       Exhibit B
                                                                 to Amendment to
                                                         Note Purchase Agreement

                                Form of New Notes

                                  See attached.

                                                                       Exhibit C
                                                                 to Amendment to
                                                         Note Purchase Agreement

                         Form of Subordination Agreement

                                  See attached.

                                                                       EXHIBIT D
                                                                 to Amendment to
                                                         Note Purchase Agreement

                  Form of Amendment to Intercreditor Agreement

                                  See attached.